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                                                                  EXHIBIT 10.1


                              AIRWAYS CORPORATION
                             1995 STOCK OPTION PLAN


         1. Purpose and Definitions. The Purpose of this Plan is to strengthen the ability of Airways Corporation (the "Company") to attract and retain key Employees and Consultants and to furnish additional incentives to such persons by encouraging them to acquire an equity interest in the Company.

         The following definitions are used herein:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                 (c) "Committee" means the committee appointed by the Board of Directors of the Company in accordance with Section 3.

                 (d) "Consultant" means any person other than a director who is engaged by the Company or any Parent or Subsidiary to render consulting services for compensation.

                 (e)      "Eligible Participants" means Employees and
Consultants.

                 (f) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company is not sufficient to constitute "employment."

                 (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (h) "Incentive stock options" means options to purchase Stock which at the time such options are granted under this Plan qualify as incentive stock options within the meaning of Section 422 of the Code.

                 (i) "Nonqualified stock options" means options to purchase Stock which at the time such options are granted under this Plan do not qualify as incentive stock options.

                 (j) "Parent" means any corporation which at the time an option is granted under this Plan is a "parent corporation" as defined in
Section 425(e) of the Code.

                 (k)      "Plan" means this Airways Corporation 1995 Stock
Option Plan.

                 (l) "Stock" means the Company's Common Stock, $.01 par value per share.



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                 (m)      "Subsidiary" means any corporation which at the time
an option is granted under this Plan is a "subsidiary corporation" as defined in Section 424(f) of the Code except that such term shall not include any corporation which is classified as a foreign corporation pursuant to Section 7701 of the Code.

         2. Shares Subject to the Plan. Options may be granted by the Company from time to time to Eligible Participants to purchase an aggregate of 1,150,000 shares of Stock, and such number of shares shall be reserved for options granted under the Plan (subject to adjustment as provided in Section 5(h)). The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares or shares held by the Company (whether acquired specifically for issuance under the Plan or otherwise) which are available under applicable law to be issued under the Plan. If any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares, new options may thereafter be granted under the Plan covering the number of shares subject to the option which was thus terminated, expired or canceled.

         3. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board appointed by the Board and serving at the Board's pleasure, or such other committee as the Board may from time to time appoint to serve as such pursuant to this Section 3. Such Committee shall consist of not less than two members of the Board. Any grants of options to officers who are subject to Section 16 of the Exchange Act shall be made only by a Committee of two or more directors, each of whom is a "disinterested person" as defined in Rule 16(b)-3(c)(2) of the Exchange Act

         The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant options; to determine the purchase price of the Stock covered by each option, the term of each option, the Eligible Participants to whom, and the time or times when options shall be granted and the number of shares covered by each option; to designate options as incentive stock options or nonqualified stock options; with the consent of an optionee, to modify or amend an option; to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Board; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical); to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated its duties as aforesaid may employ one or more persons to render advice with respect to the responsibility the Committee or such person may have under the Plan.

         The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice,




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opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons to whom options have been granted under the Plan, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the grant of any options made hereunder, and all members of the Committee shall be fully-protected by the Company in respect of any such action, determination or interpretation.

         4. Grant of Options. Subject to the provisions of the Plan, the Committee shall (a) determine and designate from time to time those Eligible Participants to whom options are to be granted; (b) authorize the granting of incentive stock options, nonqualified stock options, or a combination of incentive stock options and nonqualified stock options; (c) determine the number of shares subject to each option; and (d) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period; provided, however, that (i) incentive stock options may be granted only to Employees, (ii) no option shall be granted after the expiration of 10 years from the Effective Date of the Plan specified in Section 9 below, (iii) the aggregate fair market value (determined as of the date the option is granted) of stock for which all of an Employee's incentive stock options first become exercisable during any calendar year shall not exceed $100,000, and (iv) no director of the Company who is not also an Employee shall be entitled to receive any option under the Plan.

         5. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                 (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The Committee may extend such period provided that, in the case of an incentive stock option, such extension may have the effect of causing the option to be treated as a nonqualified stock option. In no case shall such period, including any such extensions, exceed 10 years from the date of grant; provided, however, that in the case of an incentive stock option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (a "Ten Percent Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

                 (b) Exercise Price. The exercise price per share of Stock shall be determined by the Committee at the time each option is granted and shall be not less than (i) the fair market value or (ii) in the case of an incentive stock option granted to a Ten Percent Stockholder, 110% of the fair market value of one share of the Stock on the date the option is granted, as determined by the Committee.

         For purposes of this Section 5, the "fair market value" of the Stock shall be determined as follows:



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                          (A)     if the Stock is listed on a national
         securities exchange or admitted to unlisted trading privileges on such exchange, the fair market value on any given day shall be the closing sale price for the Stock on such day, as reported in the Wall Street Journal or other newspaper of general circulation;

                          (B) if the Stock is not listed on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market or Small Cap Market on such day, as reported in the Wall Street Journal or other newspaper of general circulation;

                          (C) if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not listed on the NASDAQ National Market or Small Cap Market, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

                          (D) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined by the Board or Committee in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Committee as of the date of determination nor less than the par value of the Stock.

         In the event that the Stock did not trade on the day an option is granted, the fair market value shall be determined by reference to the earliest preceding day on which the Stock was traded.

                 (c) Exercise of Option. No part of any option may be exercised for such period after the date on which the option is granted as the Committee may specify in the option agreement, and the option agreement may provide for exercisability in installments; provided, however, that no option may be exercised for a period of six months after the date of grant. Option granted under the Plan may be exercised without regard to the status of previously granted options.

         An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Stock subject to the option, notwithstanding the exercise of the option. A share certificate for the number of shares so acquired shall be issued to



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the optionee as soon as practicable after the exercise of the option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 5(h) hereof.

                 (d) Payment of Purchase Price upon Exercise. Each option shall provide that the purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise in cash; provided, however, that the Committee may determine, in its sole discretion, other forms of consideration to be appropriate for payment of the purchase price of the shares as to which an option shall be exercised, including, but not limited to, shares of Stock already owned by the optionee having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

         The Company may make loans to such option holders as the Committee, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the Plan; provided, however, that the Committee shall have no discretion to authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h) of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Committee shall determine:

                 (i) Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options).

                 (ii) In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option or portion thereof exercised by the holder.

                 (iii) No loan shall have an initial term exceeding five years, but, any such loan may be renewable at the discretion of the Committee.

                 (iv) When a loan shall have been made, shares of Common Stock having a fair market value at least equal to the principal amount of the loan, or such other collateral as may be deemed appropriate by the Committee, shall be pledged to the Company as security for payment of the unpaid balance of the loan.

                 (v) Every loan shall comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.




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                 (e)      Exercise in the Event of Death or Termination of
Status as an Employee or Consultant.

                 (i) If an optionee dies while an Employee or Consultant of the Company or a Subsidiary or Parent or within three months after termination of his or her status as an Employee or Consultant because of his or her total disability, his or her option may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his or her death, by the person or persons to whom the optionee's right under the option passes by will or applicable law, or if no such person has such right, by his or her executors or administrators, at any time or from time to time, but not later than the expiration date specified in paragraph (a) of this Section 5 or three years after the optionee's death, whichever date is earlier.

                 (ii) If an optionee's status as an Employee or Consultant of the Company or a Subsidiary or Parent shall terminate because of his or her total disability, he or she may exercise his or her option to the extent that he or she shall have been entitled to do so at the date of such termination, at any time or from time to time, but not later than the expiration date specified in paragraph (a) of this
         Section 5 or one year after such termination, whichever date is earlier.

                 (iii) If an optionee's status as an Employee or Consultant of the Company or a Subsidiary or Parent shall terminate by reason of his or her retirement in accordance with the terms of the Company's retirement plans or with the consent of the Committee; voluntarily; or involuntarily other than for cause, death, or total disability, all rights to exercise his or her option shall terminate at the expiration date specified in paragraph (a) of this Section 5 or three months after termination of employment, whichever date is earlier.

                 (iv) If an optionee's status as an Employee or Consultant of the Company or a Subsidiary or Parent shall terminate for cause, all rights to exercise his or her option shall terminate at the date of such termination.

         "Termination for cause" shall include termination for malfeasance or misfeasance in the performance of duties of the optionee as an Employee or Consultant or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or any Subsidiary or Parent, violation of the terms of the optionee's employment or consulting agreement, if any, and in any event, the determination of the Committee with respect to the matter of whether an optionee's status as an Employee or Consultant of the Company or a Subsidiary or Parent has been terminated for cause shall be final and conclusive. "Total disability" shall mean the total and permanent inability of a person, as a result of accident or sickness, to perform his or her duties as an Employee or Consultant.




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         Notwithstanding subsections (ii), (iii) and (iv) above, the Committee shall have the authority to extend the period in which an option may be exercised, provided that no such extension may be for a term beyond the date specified in paragraph (a) of this Section 5. Such extension of the option exercise period may have the effect of causing the option to be treated as a nonqualified stock option.

                 (f) Nontransferability. No option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an option shall be exercisable only by the optionee or by the optionee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

                 (g) Investment Representation. Each option agreement may provide that, upon demand by the Committee for such a representation, the optionee (or any person acting under paragraph 5(e)) shall deliver to the Committee at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

                 (h) Adjustments in Event of Change in Common Stock. The number and kind of shares covered by each outstanding option, and the number and kind of shares of Stock which have been authorized for issuance under the Plan but as to which options have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of Stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each optionee the right to exercise his or her option as to all or any part of the optioned Stock, including shares as to which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another



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corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to all of the optioned Stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that the option shall be fully exercisable for a stated period of time from the date of such notice, and the option will terminate upon the expiration of such period.

                 (i) Incentive Stock Options. Each option agreement which provides for the grant of an incentive stock option to a participant shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code, or any amendment thereof or substitute therefor.

                 (j) No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to any shares subject to his or her option prior to the date of issuance to him or her of a certificate or certificates for such shares.

                 (k) No Rights to Continued Employment. The Plan and any option granted under the Plan shall not confer upon any optionee any right with respect to continuance of his or her status as an Employee or Consultant of the Company or any Subsidiary or Parent, nor shall the Plan or any option granted under the Plan interfere in any way with the right of the Company or any Subsidiary or Parent, as the case may be to terminate an optionee's status as an Employee or Consultant at any time.

         6. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of options hereunder, and the obligation of the Company to sell and deliver shares of Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Stock as to which such requisite authority shall not have been obtained.





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         7.      Disposition of Shares.  Without the consent of the Committee, no share of Stock acquired by an exercise of an incentive stock option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such option was granted or within one year after the transfer of such share pursuant to such exercise; provided, however, that an optionee may sell, transfer, hypothecate, or otherwise dispose of the shares acquired upon exercise of an incentive stock option at any time following exercise so long as adequate provision is made for the payment to the Company of funds sufficient for payment of any withholding and other taxes required by any governmental authority in respect of the sale of such shares prior to one year following the date of exercise.

         8. Amendment and Discontinuance. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that subject to the provisions of paragraph (h) of Section 5, no action of the Board of Directors or of the Committee may (i) increase the number of shares reserved for options pursuant to Section 2, (ii) permit the granting of any option having an exercise price less than that determined in accordance with paragraph (b) of Section 5, (iii) shorten the period provided for in paragraph (c) of Section 5 which must elapse between the date of granting an option and the date on which any part of an option may be exercised, (iv) permit the granting of options which expire beyond the period provided for in paragraph (a) of Section 5, or (v) make any change that would require stockholder approval pursuant to Rule 16b-3 under the Exchange Act, unless such approval is obtained. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him or her under the Plan. Notwithstanding the foregoing, the Board of Directors may also amend or modify the Plan to give effect to changes hereafter adopted in any law, rule or regulation affecting incentive stock options. The Plan may be amended, modified or terminated in any other manner as may be approved by the stockholders of the Company.

         9. Effective Date of the Plan. The Effective Date of the Plan shall be April 25, 1995, the date of its adoption by the Board of Directors of the Company. The Plan was approved by the Company's sole stockholder on April 25, 1995.

         10. Name. The Plan shall be known as the "Airways Corporation 1995 Stock Option Plan."

         11. Effect on Other Stock Plans. The adoption of the Plan shall have no effect on options granted or to be granted pursuant to any other stock option plans covering the Employees or Consultants of the Company, any Subsidiary or Parent, or any predecessors or successors thereto.





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